PROVISIONS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2018
PROVISIONS AND CONTINGENCIES
PROVISIONS AND CONTINGENCIES

17 PROVISIONS AND CONTINGENCIES

Accounting policy

In the normal course of business the Group is involved in various legal disputes. Provisions are made for loss contingencies when it is deemed probable that an adverse outcome will occur and the amount of the losses can be reasonably estimated. Where the Group is the plaintiff in pursuing claims against third parties, legal and associated expenses are charged to the income statement as incurred.

The recognition of provisions for legal disputes is subject to a significant degree of estimation. In making its estimates management takes into account the advice of internal and external legal counsel. Provisions are reviewed regularly and amounts updated where necessary to reflect developments in the disputes. The ultimate liability may differ from the amount provided depending on the outcome of court proceedings or settlement negotiations or as new facts emerge.

A provision for onerous contracts is recognised when the expected benefits to be derived by the Group from a contract are lower than the unavoidable cost of meeting its obligations under the contract. For the purpose of calculating any onerous lease provision, the Group takes the discounted future lease payments (if any), net of expected rental income. Before a provision is established, the Group recognises any impairment loss on the assets associated with that contract.

A provision for rationalisation is recognised when the Group has approved a detailed and formal restructuring plan, and the restructuring either has commenced or has been announced publicly. Future operating losses are not provided for.

17.1 Provisions

	Rationalisation		Legal and other
	provisions	Metal-on-metal	provisions	Total
	$ million	$ million	$ million	$ million
At 1 January 2017	20	163	98	281
Net charge to income statement	–	10	2	12
Unwinding of discount	–	3	–	3
Utilised	(15)	(19)	(28)	(62)
Transfers	–	–	(9)	(9)
Exchange adjustment	1	–	–	1
At 31 December 2017	6	157	63	226
Net charge to income statement	120	72	(2)	190
Unwinding of discount	–	4	–	4
Utilised	(90)	(41)	(14)	(145)
Exchange adjustment	(1)	–	–	(1)
At 31 December 2018	35	192	47	274
Provisions – due within one year	35	50	36	121
Provisions – due after one year	–	142	11	153
At 31 December 2018	35	192	47	274
Provisions – due within one year	6	73	50	129
Provisions – due after one year	–	84	13	97
At 31 December 2017	6	157	63	226

The principal elements within rationalisation provisions relate to the implementation of the Accelerating Performance and Execution (APEX) programme that was announced in February 2018.

Following the settlement of a group of the US metal-on-metal hip claims (discussed below) the Group has estimated a provision of $192m (2017: $157m) relating to the present value at 31 December 2018 of the estimated costs to resolve all other known and anticipated metal-on-metal hip claims globally. The estimated value of the provision has been determined using an actuarial model. Given the inherent uncertainty in assumptions relating to factors such as the number of claims and outcomes, the actual costs may differ significantly from this estimate. A range of expected outcomes between the 5th and 95th percentile generated by the actuarial model would not give rise to a significantly different outcome in 2019. Based on the actuarial model the likelihood of a charge similar to that incurred in 2018 being incurred in 2019 is remote. The provision does not include any possible insurance recoveries on these claims or legal fees associated with defending claims. The Group carries considerable product liability insurance, and will continue to defend claims vigorously.

The legal and other provisions mainly relate to various other product liability and intellectual property litigation matters.

All provisions are expected to be substantially utilised within five years of 31 December 2018 and none are treated as financial instruments.

17.2 Contingencies

The Company and its subsidiaries are party to various legal proceedings, some of which include claims for substantial damages. The outcome of these proceedings cannot readily be foreseen, but except as described herein management believes none of them is likely to result in a material adverse effect on the financial position of the Group. The Group provides for outcomes that are deemed to be probable and can be reliably estimated. There is no assurance that losses will not exceed provisions or will not have a significant impact on the Group’s results of operations in the period in which they are realised.

In August 2003, the Group withdrew voluntarily from all markets the macrotextured versions of its OXINIUM femoral knee components. A charge of $154m was recorded in 2004 for anticipated expenses in connection with macrotexture claims. Most of that amount has since been applied to settlements of such claims, and all claims have now been resolved. The aggregate cost at 31 December 2018 related to this matter is approximately $205m.  The Group has sought recovery from its primary and excess insurers for costs of resolving the claims. The primary insurance carrier has paid $60m in full settlement of its policy liability. However, the excess carriers denied coverage, citing defences relating to the wording of the insurance policies and other matters. In December 2004, the Group brought suit against them in the US district court for the Western District of Tennessee. An additional $22m was received during 2007 from a successful settlement with a third party. In 2018, the Group agreed to settle the suit against the insurers for a total of approximately $84m which has been recognised in the Group’s 2018 operating profit.

17.3 Legal proceedings

Product liability claims

The Group faces claims from time to time for alleged defects in its products and has on occasion recalled or withdrawn products from the market. Such claims are endemic to the medical device industry. The Group maintains product liability insurance subject to limits and deductibles that management believes are reasonable. All policies contain exclusions and limitations, however, and there can be no assurance that insurance will be available or adequate to cover all claims.

In recent years, there has been heightened concern about possible adverse effects of hip implant products with metal-on-metal bearing surfaces, and the Group has incurred, and will continue to incur expenses to defend claims in this area. As of February 2019, and giving effect to the US settlements described below, approximately 1,023 such claims were pending with the Group around the world. Most claims relate to the Group’s Birmingham Hip Resurfacing (BHR) product and its two modular metal-on-metal components: the Birmingham Hip Modular Head (BHMH) and the optional metal liner component of the R3 Acetabular System (R3ML). The BHMH and R3ML are no longer on the market: the R3ML was withdrawn in 2012 and the BHMH was phased out in 2014. In 2015, the Group ceased offering smaller sizes of the BHR and restricted instructions for BHR use in female patients. These actions were taken to ensure that the BHR is only used in those patient groups where it continues to demonstrate strong performance.

In 2015 and 2016, the Group’s US subsidiary settled a large part of the majority of its US metal-on-metal hip lawsuits in two group settlements, without admitting liability. Insurance receipts covered most of the amounts paid, with the net cash cost being $25m. In November 2017, the Group’s US subsidiary entered into a memorandum of understanding to settle a third group of claims, without admitting liability. The third settlement was finalised in 2018. These cases principally related to the Group’s modular metal-on-metal hip components, which are no longer on the market. On 5 April 2017, the Judicial Panel on Multidistrict Litigation (MDL) ordered Smith & Nephew BHR cases pending or later filed in US federal court to be consolidated for pre-trial proceedings and transferred to the federal court in Baltimore, Maryland. As of February 2019, there were approximately 571 cases pending in the MDL in the United States. In England and Wales, the Group’s UK subsidiary entered into a group settlement in 2017 to settle 150 claims principally related to the Group’s modular metal-on-metal hip component, which are no longer on the market. Metal-on-metal hip implant claims against various companies in England and Wales were consolidated for trials under group litigation orders in the High Court in London. As of February 2019, the majority of the BHR claims pending against the Group in England and Wales have been discontinued.

The Group has requested indemnity from its product liability insurers for most of these metal-on-metal hip implant claims. Each insurer makes its own decision as to coverage issues, and the liability of some insurers depends on exhaustion of lower levels of coverage. Insurers of the lower layers of the Group’s insurances have indemnified the Group in respect of these claims up to the limits of those insurances. The Group has commenced arbitration proceedings against another insurer in respect of that insurer’s share of the claims and associated defence costs in the amount of $50m.

Litigation outcomes are difficult to predict and defence costs can be significant. The Group takes care to monitor the clinical evidence relating to its metal hip implant products and ensure that its product offerings are designed to serve patients’ interests.

Intellectual property disputes

The Group is engaged, as both plaintiff and defendant, in litigation with various competitors and others over claims of patent infringement and other intellectual property matters. These disputes are being heard in courts in the US and other jurisdictions and also before agencies that examine patents. Outcomes are rarely certain and costs are often significant.

The Group prosecuted and defended a series of patent infringement suits against Arthrex in US federal courts in Oregon and Texas starting in 2004, principally relating to suture anchors for use in shoulder surgery. Arthrex paid $99m in June 2015 in connection with the Oregon litigation, and most of that award (net of various expenses) was recognised in the Group’s operating profit at that time. The Group asserted the same patent against additional Arthrex products in a follow-up suit that was scheduled for trial in February 2017 in the Oregon court. Arthrex asserted its own suture anchor patents against Smith & Nephew in 2014 and 2015 in the US District Court for the Eastern District of Texas. In December 2016, the jury in that case decided that two of the Group’s US subsidiaries infringed two asserted Arthrex patents and awarded Arthrex $17.4m. In February 2017, the parties reached a settlement resulting in the dismissal of all patent litigation in Oregon and Texas. Smith & Nephew agreed to pay Arthrex $8m, and each party agreed to additional payments contingent on the outcome of patent validity proceedings currently pending at the US Patent & Trademark Office relating to the asserted patents. In November 2017, the US Patent & Trademark Office issued a Reexamination Certificate confirming validity of certain claims of US Patent No. 5,601,557 asserted by Smith & Nephew against Arthrex in the Oregon litigation. The issuing of the Reexamination Certificate triggered a payment of $80m which was received by Smith & Nephew in December 2017, and $54m (net of various expenses) is recognised in the Group’s 2017 operating profit. The Group has fully provided for any possible additional payment relating to its historical sales.

In February 2016, ConforMIS, Inc. filed suit against the Group’s US subsidiary in the Eastern Division of the US District Court for the District of Massachusetts, alleging that a number of its patents (generally directed to patient specific instrumentation associated with knee arthroplasty) are infringed by Smith & Nephew’s VISIONAIRE cutting guides and associated knee implants. The suit requested damages and an injunction. Smith & Nephew sought to invalidate the asserted patents at the US Patent & Trademark Office and has also filed counterclaims for infringement by ConforMis of the Group’s US patents. In September 2018, the Group entered into a settlement with ConforMis whereby Smith & Nephew paid $10.5m to settle the dispute and obtain a non-exclusive license under ConforMis patents pertaining to patient-specific instruments.

Smith & Nephew brought suit against Hologic in the US District Court for Massachusetts (Boston) in June 2010 for infringement of two patents. A trial was held in September 2012. The jury returned a verdict in Smith & Nephew’s favour, finding both asserted patents valid and infringed. Smith & Nephew’s motion for permanent injunction was granted, but stayed pending the result of re-examination proceedings instituted by Hologic in the United States Patent & Trademark Office (USPTO). In August 2016, Smith & Nephew divested its Gynaecology business to Medtronic, but retained rights to assert these patents against Hologic. On 25 October 2016, the USPTO upheld validity of one of the patents and Hologic appealed this decision. On 14 March 2018, the Federal Circuit affirmed the USPTO and again upheld validity of the patent. In October 2018, the parties reached a settlement and Hologic agreed to pay an amount approximating $35m. After deductions of payments to interested third parties, the Group recognised approximately $23m from this payment in the Group’s 2018 operating profit.

17.4 Tax Matters

At any given time the Group has unagreed years outstanding in various countries and is involved in tax audits and disputes, some of which may take several years to resolve. The Group believes that it has made adequate provision in respect of related additional tax liabilities that may arise. See Note 5 for further details.